UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 307-8700

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Endeavour International Corporation (the “Company”) is expecting to file a registration statement on Form S-4 (the “Registration Statement”), which incorporates by reference the contents of this Current Report on Form 8-K.

Because securities issued by two of the Company’s subsidiaries will constitute a substantial portion of the collateral that will secure the debt securities to be issued under the Registration Statement, the Company will become subject to the Requirements of Rule 3-16 of Regulation S-X regarding financial statements of affiliates whose securities collateralize securities registered or being registered. Pursuant to Rule 3-16 of Regulation S-X, the Company is adding in Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K the (i) the audited Consolidated Financial Statements at December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 of Endeavour International Holding B.V. (“EIHBV”), (ii) the unaudited Condensed Consolidated Financial Statements at September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011 of EIHBV, (iii) the audited Consolidated Financial Statements at December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 of Endeavour Energy UK Limited (“EEUK”) and (iv) the unaudited Condensed Consolidated Financial Statements at September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011 of EEUK.

This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, as well as the Company’s other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm – KPMG LLP.

23.2	Consent of Independent Registered Public Accounting Firm – KPMG LLP.

99.1	Audited Consolidated Financial Statements at December 31, 2011 and 2010 and for the years ended December 31 2011, 2010 and 2009 of Endeavour International Holding B.V.

99.2	Unaudited Condensed Consolidated Financial Statements at September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011 of Endeavour International Holding B.V.

99.3	Audited Consolidated Financial Statements at December 31, 2011 and 2010 and for the years ended December 31 2011, 2010 and 2009 of Endeavour Energy UK Limited.

99.4	Unaudited Condensed Consolidated Financial Statements at September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011 of Endeavour Energy UK Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION

Date: January 24, 2013	By:	/s/ Stanley W. Farmer
Stanley W. Farmer
Vice President and Chief Accounting Officer